Cedar Ridge Unconstrained Credit Fund Investor Class: CRUPX Institutional Class: CRUMX

Summary Prospectus	April 1, 2015

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus and Statement of Additional Information and other information about the Fund online at http://www.cedarridgepartners.com/mutual_fund.html.You may also obtain this information at no cost by calling 1-855-550-5090 or by sending an e-mail request to info@cedarridgepartners.com. The Fund's Prospectus and Statement of Additional Information, both dated April 1, 2015, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of the Cedar Ridge Unconstrained Credit Fund (the “Fund”) is to seek capital appreciation and income.

		Investor Class		Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases		None		None
Maximum deferred sales charge (load)		None		None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)		1.00%		1.00%
Wire fee		$20		$20
Overnight check delivery fee		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees		1.00%		1.00%
Distribution (12b-1) fees		0.25%		None
Other expenses		2.87%		2.87%
Dividend and interest expense on short sales	1.04%		1.04%
Shareholder service fee	0.10%		0.10%
All other expenses	1.73%		1.73%
Acquired fund fees and expenses		0.04%		0.04%
Total annual fund operating expenses		4.16%		3.91%
Fees waived and/or expenses reimbursed[1]		(1.44%)		(1.44%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses		2.72%		2.47%

[1]
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.64% and 1.39% of the average daily net assets of Investor Class and Institutional Class shares of the Fund, respectively. This agreement is in effect until April 1, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$275	$1,133	$2,006	$4,252
Institutional Class	$250	$1,061	$1,889	$4,040

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period beginning December 12, 2013 (commencement date) through November 30, 2014, the Fund’s portfolio turnover rate was 95% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in various credit-related instruments. “Credit-related instruments” are debt securities, instruments and obligations of U.S. and non-U.S. government, non-governmental and corporate entities and issuers and include (i) debt issued by or on behalf of states, territories, and possessions of the United States, (ii) U.S. and non-U.S. corporate bonds, notes and other debentures, (iii) securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored entities, (iv) sovereign debt, including emerging markets debt (v) zero coupon securities, (vi) collateralized debt and loan obligations, (vii) senior secured floating rate and fixed rate loans or debt, (viii) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt, and (ix) derivatives with similar economic characteristics. The Fund may invest up to 100% of its net assets in any one of the categories of instruments included in the preceding sentence. The Fund may invest its total assets, including borrowings for investment purposes and proceeds from short selling, if any, without restriction in debt securities of any maturity and credit quality, including securities that are rated at the time of investment below investment grade (that is, securities rated below the Baa3/BBB- categories by nationally recognized securities rating organizations or, if unrated, determined to be of comparable quality by the Advisor), commonly referred to as “junk bonds.”

The Fund is managed as a total return fund, employing a “credit long/short” investment strategy. Cedar Ridge Partners, LLC (“Cedar Ridge” or the “Advisor”), will make assessments across the fixed income markets, that will include an analysis of asset classes, investing sectors, individual credits, and security selection in order to identify undervalued securities and overlooked market opportunities, as well as to attempt to take advantage of certain arbitrage opportunities. The Fund’s short positions may equal up to 100% of the Fund’s net asset value. The Fund may take short positions in U.S. Treasuries, treasury futures, corporate bonds, credit default and/or interest rate swaps, exchange traded funds (“ETFs”), non-U.S. bonds, equities and equity-related instruments, and options. The Fund’s investment strategy will involve active and frequent trading.

The Fund may also engage in borrowing for cash management purposes or for investment purposes, in order to increase its holdings of portfolio securities and/or to collateralize short sale positions.

The Fund may use exchange traded funds ETFs, and derivatives, such as options, futures contracts, forward currency contracts and swap agreements (including, but not limited to, interest rate swaps, credit default swaps and total return swaps), both for hedging purposes and to seek investment returns consistent with the Fund’s investment objective.

The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. The Fund may also engage in frequent trading of the Fund’s portfolio securities which may lead to higher transaction costs.

Principal Risks of Investing
Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Credit Risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments.

Prepayment or Call Risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund may also lose any premium it paid on the security.

Extension Risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Municipal Bond Risk. Interest rates on tax-exempt municipal bonds are generally lower than taxable bonds, and the return on investment in the Fund may be lower than an investment in another fund that does not invest in tax-exempt municipal obligations. Changes or proposed changes in federal tax laws could impact the value of the debt securities of municipal issuers that the Fund may purchase. Also, the failure or possible failure of such debt issuances to qualify for tax-exempt treatment may cause the prices of such municipal securities to decline, possibly adversely affecting the value of the Fund’s portfolio, and such a failure could also result in additional taxable income to the Fund and its shareholders. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or credit enhancement providers for municipal issuers, regulatory and political developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. Financial difficulties impacting certain municipal issuers could result in an increasing number of defaults on obligations by municipal issuers.

High Yield (“Junk”) Bond Risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Short Sales Risk. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. Shorting options or futures may have an imperfect correlation to the assets held by the Fund and may not adequately protect against losses in or may result in greater losses for the Fund’s portfolio.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends.

Emerging Market Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have less government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

Foreign Sovereign Risk. Foreign governments rely on taxes and other revenue sources to pay interest and principal on their debt obligations. The payment of principal and interest on these obligations may be adversely affected by a variety of factors, including economic results within the foreign country, changes in interest and exchange rates, changes in debt ratings, changing political sentiments, legislation, policy changes, a limited tax base or limited revenue sources, natural disasters, or other economic or credit problems.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Depending on how the Fund uses derivatives and the relationship between the market value of the derivative and the underlying instrument, the use of derivatives could increase or decrease the Fund’s exposure to the risks of the underlying instrument. Using derivatives can have a leveraging effect and increase fund volatility. A small investment in derivatives could have a potentially large impact on the Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to, illiquidity risk, and counterparty credit risk. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it would submit derivatives trades for clearing, including in some cases from fellow clearing customers of the brokerage firm. The Fund would also be exposed to counterparty risk with respect to the clearinghouse. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time.

Borrowing Risk. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Collateralized Debt Obligations Risk. Collateralized debt obligations are subject to credit, interest rate, valuation, prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn.

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Leveraging Risk. Certain Fund transactions, including entering into futures contracts and taking short positions in financial instruments, may give rise to a form of leverage. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Asset Segregation Risk. As a series of an investment company registered with the SEC, the Fund must segregate liquid assets, or engage in other measures to “cover” open positions with respect to certain kinds of derivatives and short sales. The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered.

Portfolio Turnover Risk. Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

Management and Strategy Risk. The value of your investment depends on the judgment of the Fund’s Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Fund’s Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the average annual total returns of the Fund compare with the average annual total returns of a broad-based market index. Updated performance information is available at the Fund’s website, www.cedarridgepartners.com, or by calling the Fund at 1-855-550-5090. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar-Year Total Return (before taxes) for Institutional Shares
For calendar year at NAV

Highest Calendar Quarter Return at NAV	7.80%	Quarter Ended 3/31/2014
Lowest Calendar Quarter Return at NAV	0.46%	Quarter Ended 12/31/2014

Average Annual Total Returns for period ended December 31, 2014	One Year	Since Inception (12/12/13)
Institutional Class Return Before Taxes	11.90%	10.65%
Institutional Class Return After Taxes on Distributions*	10.97%	9.77%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares*	6.73%	7.72%
Investor Class Shares – Return Before Taxes	11.69%	10.45%
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.97%	5.53%

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor
Cedar Ridge Partners, LLC

Portfolio Managers
The portfolio management team is comprised of Alan E. Hart, Jeffrey A. Rosenkranz, David S. Falk, Guy J. Benstead, and Jeffery M. Hudson, each of which has been a portfolio manager for the Fund since its inception.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Investor Class
Direct Regular Accounts	$4,000	$1,000
Direct Retirement Accounts	$ 500	$ 100
Automatic Investment Plan	$4,000	$ 100
Gift Account For Minors	$4,000	$1,000
Institutional Class
Direct Regular Accounts	$50,000	$5,000
Direct Retirement Accounts	$50,000	$5,000
Automatic Investment Plan	$50,000	$5,000
Gift Account For Minors	$50,000	$5,000

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.